UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2017

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	N/A
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

Henderson Group plc

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

On May 30, 2017, pursuant to an agreement and plan of merger previously announced on October 3, 2016, Janus Capital Group (“JCG”) and Henderson Group plc (‘Henderson”) completed the merger. Upon closing the merger, Henderson became the parent holding company for the combined group and was renamed Janus Henderson Group plc (“JHG”) or (the “Group”).

The unaudited pro forma condensed Statements of Income presents the pro forma GAAP basis results of JHG as if the merger had occurred on January 1, 2016. The results are presented for the quarterly periods in 2016 and the first quarter 2017. To provide greater transparency into JHG’s business on an ongoing operations basis, JHG also presents non-GAAP financial measures and reconciliations to GAAP basis results. Each non-GAAP adjustment includes a note reference and corresponds with the explanatory notes below the tables.

Assets and flows by investment capability are also presented on a pro forma basis. The unaudited pro forma financial information and non-GAAP financial measures are furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The unaudited pro forma financial information has been prepared for illustrative purposes only, and is not necessarily indicative of the operating results that would have occurred if the merger had been consummated on January 1, 2016, nor is necessarily indicative of the results of operations that may be expected for any future period or date. The unaudited pro forma financial information does not include any adjustments related to potential profit improvements or potential cost savings.

Non-GAAP Financial Measures

JHG reports its financial results in accordance with U.S. GAAP. However, in the opinion of management, the profitability of the Group and its ongoing operations is best evaluated using additional non-GAAP financial measures. Management uses these performance measures to evaluate the business and adjusted values are consistent with internal management reporting.

Non-GAAP measures should not be considered as substitutes for any measure derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. Additional reconciling items may be added to these non-GAAP measures in the future.

Forward-looking statements

This announcement contains forward-looking statements with respect to the financial condition, results and business of Janus Henderson Group plc. By their nature, forward-looking statements involve risk and uncertainty because they relate to events, and depend on circumstances, that will occur in the future. Janus Henderson’s actual future results may differ materially from the results expressed or implied in these forward-looking statements. Nothing in this announcement should be construed as a profit forecast.

The content of the websites referred to in this announcement is not incorporated into and does not form part of this announcement. Nothing in this announcement should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits. The following exhibit is being furnished herewith.

Exhibit Number	Description

99.1	Unaudited pro forma financial information of Janus Henderson Group plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: July 19, 2017	By:	/s/ Andrew Formica
	Name:	Andrew Formica
	Title:	Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma financial information of Janus Henderson Group plc